UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2026
___________________________________
CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
___________________________________
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2026, CoreWeave Compute Acquisition Co. VIII, LLC (“CCAC VIII” or the “Borrower”), a Delaware limited liability company and an indirect subsidiary of CoreWeave, Inc., a Delaware corporation (the “Parent”), entered into a credit agreement (the “Credit Agreement”) with MUFG Bank, Ltd., as administrative agent, U.S. Bank Trust Company, National Association as collateral agent, U.S. Bank National Association, as depository bank, MUFG Bank, Ltd. and Morgan Stanley Asset Funding, Inc., as coordinating lead arrangers and joint bookrunners, and the lenders party thereto, providing for an $8.5 billion delayed draw term loan facility (the “DDTL 4.0 Facility”). The DDTL 4.0 Facility was entered into primarily to finance capital expenditures required to perform a customer contract, including the acquisition of GPU servers and related infrastructure.

Availability and Maturity

The DDTL 4.0 Facility provides for delayed draw term loans available in one or more draws until the commitment termination date in June 2027. The maturity date of the DDTL 4.0 Facility is March 31, 2032.

Interest Rate and Fees

Amounts borrowed under the DDTL 4.0 Facility are subject to an interest rate per annum equal to, (a) with respect to floating rate loans, (i) for SOFR loans, daily compounded SOFR (subject to a 0.00% floor) plus an applicable margin of 2.25% per annum, and (ii) for base rate loans, the base rate (determined by reference to the highest of (A) the prime rate, (B) the federal funds effective rate plus 0.50% and (C) daily simple SOFR plus 1.00%) (subject to a 0.00% floor), plus an applicable margin of 1.25% per annum, and (b) with respect to fixed rate loans, 2.00% per annum plus a blended rate based upon the United States Treasury security with a constant maturity most nearly equal to but less than a weighted average life of 3.14 years. The DDTL 4.0 Facility provides for payment of, among others, undrawn fees in an amount equal to 0.50% per annum on the actual daily undrawn portion of the DDTL 4.0 Facility, which undrawn fees are payable monthly in arrears.

Guarantees and Security

All obligations under the DDTL 4.0 Facility are guaranteed by the Parent on a limited recourse basis for specified “bad acts” pursuant to a limited guarantee, dated as of March 30, 2026, by the Parent for the benefit of the lenders (the “Limited Guarantee”), and all obligations under the DDTL 4.0 Facility are also unconditionally guaranteed by the subsidiaries of the Borrower pursuant to the collateral agreement. All obligations under the DDTL 4.0 Facility are secured by substantially all assets of CCAC VIII and its subsidiaries and a pledge of 100% of the equity interests in CCAC VIII held by CCAC VIII Holdco LLC.

Covenants

The Borrower is required to comply with the following financial covenants, among others described in the Credit Agreement:

Debt Service Coverage Ratio. Beginning the first full calendar month after the earlier to occur of (a) the date on which the commitments are reduced to zero and (b) June 30, 2027, the Borrower is required to maintain a debt service coverage ratio of at least 1.15x.

Certain Other Covenants and Events of Default. The DDTL 4.0 Facility contains a number of other customary negative covenants, and the Credit Agreement contains customary events of default, including payment defaults, failure to perform or observe covenants, cross-defaults with certain other indebtedness, a change of control, and certain bankruptcy events. The Credit Agreement also contains events of default related to certain adverse events with respect to certain material contracts.

The foregoing summary of the DDTL 4.0 Facility does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Credit Agreement and the Limited Guarantee, which are filed as Exhibits 10.1 and 10.2 hereto respectively, and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure

On March 31, 2026, the Parent issued a press release announcing the closing of the DDTL 4.0 Facility. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Parent under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1†^
Credit Agreement between CoreWeave Compute Acquisition Co. VIII, LLC, U.S. Bank National Association, as depository bank, MUFG Bank, Ltd., as administrative agent, U.S. Bank Trust Company, National Association, as collateral agent, Morgan Stanley Asset Funding, Inc. and MUFG Bank, Ltd., as coordinating lead arrangers and joint bookrunners, and other lenders party thereto, dated March 30, 2026.

10.2	Limited Guarantee signed by CoreWeave, Inc., in favor of U.S. Bank Trust Company, National Association for the benefit of the lenders, dated March 30, 2026.
99.1	Press Release of the Company relating to the DDTL 4.0 Facility, dated March 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
† The registrant has omitted portions of the exhibit (indicated by "[*]") as permitted under Item 601(b)(10) of Regulation S-K.
^ The registrant has omitted schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer